Exhibit 10.15

FOURTH AMENDMENT TO EXECUTIVE CONSULTING AGREEMENT

This Fourth Amendment to Executive Consulting Agreement is made as of the 1st day of January, 2006, by and between NBTY, Inc. (the “Company”) and RUDOLPH MANAGEMENT ASSOCIATES, INC., a Florida corporation (“RMA”).

WITNESSETH:

WHEREAS, the Company and RMA entered into that certain Executive Consulting Agreement, dated as of January 1, 2002 (as amended by the First Amendment, the Second Amendment, and the Third Amendment, the “Agreement”);

WHEREAS, the term of the Agreement expires on December 31, 2005 (the “Term”);

WHEREAS, the Compensation Committee of the Company (the “Committee”) met on December 16, 2005, with all members of the Committee present to consider whether to extend the Term of the Agreement;

WHEREAS, the Committee decided to extend the Term of the Agreement; and

WHEREAS, RMA and ARTHUR RUDOLPH desire to continue to make their respective services as an Executive Consultant available to the Company.

NOW, THEREFORE, in consideration of the mutual promises hereafter contained and for other good and valuable consideration, the parties agree as follows:

1.             Term.  Section 1 of the Agreement is hereby amended and restated to read in its entirety as follows:

“1.           Retention.  The Company hereby retains RMA to provide the services of ARTHUR RUDOLPH and ARTHUR RUDOLPH hereby accepts the engagement of Executive Consultant from January 1, 2006 through December 31, 2006 (the “Term”).”

2.             Continuity. Except as otherwise expressly amended by this Fourth Amendment, the Agreement shall continue in full force and effect.

3.             Governing Law; Counterparts. This Amendment shall be construed and enforced according to the laws of the State of New York.  This Amendment may be executed in any number of counterparts, each of which shall be considered an original for all purposes, and all of which when taken together constitute a single counterpart instrument.

IN WlTNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

RUDOLPH MANAGEMENT ASSOCIATES, INC.		NBTY, INC.

By:	/s/ Arthur Rudolph	By:	/s/ Harvey Kamil
	Arthur Rudolph		Harvey Kamil
	President		President

Agreed and Consented.

/s/ Arthur Rudolph
ARTHUR RUDOLPH, individually